       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST


                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2001
                                  Primary Class


                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Opportunity Trust's annual report for the year ended December 31, 2001.

  Bill Miller, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages.

  Ernst & Young LLP, the Fund's independent auditors, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2001, are included in this report.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Opportunity Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. Jennifer Murphy continues as a Director of the Fund. Jennifer is also Chief Operating Officer of Legg Mason Funds Management, Inc., investment adviser to the Fund.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First(SM). Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

February 1, 2002

Portfolio Manager's Comments

Legg Mason Opportunity Trust

  Cumulative returns for the Fund and a comparative group for periods ended December 31, 2001, are listed in the table below.

                                  FIRST    SECOND     THIRD    FOURTH
                                 QUARTER   QUARTER   QUARTER   QUARTER      SINCE
                                  2001      2001      2001      2001     INCEPTION(A)   1 YEAR    2 YEARS
---------------------------------------------------------------------------------------------------------
Opportunity Trust(B)              +5.60%   +11.48%   -29.49%   +22.81%     +0.22%        +1.94%    +0.22%

S&P 500(C)                       -11.86%    +5.85%   -14.69%   +10.71%    -19.90%       -11.87%   -19.90%
DJIA(D)                           -8.04%    +6.74%   -15.37%   +13.84%    -10.02%        -5.43%   -10.02%
NASDAQ Composite(E)              -25.51%   +17.43%   -30.64%   +30.13%    -52.07%       -21.05%   -52.07%
Lipper Diversified Equity
 Funds(F)                        -13.50%    +8.53%   -17.81%   +14.81%    -10.05%       -10.89%   -10.05%
Lipper Multi-Cap Core Funds(G)   -11.88%    +6.56%   -16.51%   +12.68%    -12.04%       -10.89%   -12.04%

---------------

Source: Lipper Inc.

  The Fund rebounded nearly 23% in the fourth calendar quarter of 2001, almost enough to overcome the 29% decline we suffered in the third quarter. Despite a losing second half, we managed to squeak into the black for the full year, something not many other funds were able to accomplish. The average equity fund lost about 11% for the year. In our short two years of existence, we have made no money for you, but have avoided losing any. The market over the same period is down almost 20%. The market hasn't had three down years in a row since World War II, and we do not expect to have to revise that statement.

  What we do expect this year is for stocks to return to positive territory, driven by a return to economic growth, a rebound in corporate profits, inflation that should be under 2%, and a Fed that is months, if not years, away from raising interest

---------------

(A) Opportunity Trust Primary Class inception date is December 30, 1999. Index returns are for periods beginning December 31, 1999.

(B) Opportunity Trust Primary Class standardized returns can be found in the Performance Information section of this report.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

(G) Average of the 400 funds comprising the Lipper universe of multi-cap core funds, defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales- per-share growth value, compared to the S&P SuperComposite 1500 Index.

rates. Valuations, though, are too high, in my opinion, to permit the kind of robust returns investors became accustomed to during the 1982-1999 bull market. The table below shows the returns that have been achieved coming out of recession over the past 30 years.

                        1-YEAR RETURN FOLLOWING
                           MAJOR MARKET LOWS
                        ------------------------
                                     DOW JONES
                                     INDUSTRIAL
    MAJOR LOW           S&P 500       AVERAGE
------------------      --------     ----------
October 4, 1974          37.9%         39.1%
August 9, 1982           55.3%         49.6%
October 10, 1990         28.8%         25.9%
September 21, 2001       19.6%         22.2% (through close on January 10, 2002)

  In both 1974 and 1982, the market bottomed at 6 to 7x earnings, setting the stage for a significant rebound. In 1990, valuations were more in line with those prevailing today on an interest rate adjusted basis. Since short rates fell from 1990 to 1993, and are unlikely to fall much from today's level of under 2%, the Fed will at best be neutral coming out of this recession. From the low on September 21, the market has already risen almost 20%. I think there is maybe another 10% or so to go this year on the popular averages. I am definitely not in the camp of some of the prominent investors in the annual Barron's Roundtable who think we are headed for three down years in a row. If the economy recovers as I think likely, I can see little reason for multiples to contract so much that it would result in stocks losing ground yet again.

  The Fund's portfolio is constructed so as to benefit from an economic rebound. The names are heavily weighted to companies whose stock prices have declined sharply as a result of the recession, the collapse of telecom, and the upsurge in credit problems. Companies such as Level 3, Providian, Conseco, and AmeriCredit should be leveraged beneficiaries of a stronger economy. If the economy has a double dip recession, as some think, we would likely fare quite poorly, since a few of our holdings may not survive under such circumstances.

  As I have written previously, this Fund should not be your sole exposure to the equity market. Its portfolio is considerably more volatile than the overall market, which was evident in its behavior last year. Despite finishing in the black, our third quarter decline of almost 30% was among the worst for funds investing in the market capitalization range where we are currently positioned. Then, as now, our positioning was for a recovery. We are even more exposed now to a sharp reversal in the economy than we were last summer.

  We have increased our exposure to high yield bonds since I last wrote to you. I regard this asset class as among the most attractive not only now but for the next several years, assuming prices don't rise dramatically to reflect that. Our investment in the debt of Exodus is winding down. The bankruptcy court approved the sale of most of the company's assets to Cable and Wireless and we will receive cash soon to reflect that. The investment was not a success, as we will end up losing money. Contrary to our expectations, no other bidder emerged for Exodus's assets and we believe C&W will do quite well as a result (so do they). Our other major high yield positions are faring better. Level 3 effected a debt-for-equity swap that led to the bond's moving into the high 50s before retreating recently. Amazon's debt has traded firmly and we expect it to strengthen, perhaps significantly, over the next twelve months, as its economic model becomes clearer to the market. We also own debt in one of the infamous Enron partnerships, known as Osprey. It is an educational experience and we expect to learn a lot as details of it unfold.

  We made one unusual purchase this quarter: Davis Partners Fund. This is a partnership whose majority owners are the principals of the Davis Funds, one of the most successful investment vehicles of the past 20 years or so. This fund, which is not available to the public (we are the only outside investor) is a more focused version of their public funds, is leveraged, and also invests in private deals. I have known the principals for some years and have high regard for their ability. We have a profit in this one (so far). If you want to know more about the Davis family, you might look at "The Davis Dynasty" by John Rothchild, available on Amazon at 30% off the list price.

  We have established two new major positions: AmeriCredit and Broadwing. AmeriCredit lends money to people to buy cars. It finances purchases for those unable to obtain credit from traditional auto financing sources. The company survived the last shakeout in sub-prime lending and now leads its field. As recently as August it traded above $60; now it is in the low $20's. We expect earnings of $3.75 this year and growth of over 20% per year for the next three years. We think $60 is a reasonable expectation over that same period. Broadwing is the old Cincinnati Bell married to a new age telecom company. The old regional telephone company's cash flow funds the high growth businesses such as data transport. Led by an experienced management team, we expect the company to turn cash positive this year. It is a prime candidate for consolidation in a year or two. We estimate private market value to be in the $18 to $20 range, about double the stock's current price.

  As always, we appreciate your support and confidence. Please feel free to contact us and make any suggestions you think appropriate.

                                                  Bill Miller, CFA

January 22, 2002
DJIA 9713.80

Performance Information

Legg Mason Opportunity Trust

Performance Comparison of a $10,000 Investment as of December 31, 2001

  The following graph compares the Fund's total returns to the S&P 500 Stock Composite Index. The graph illustrates the cumulative total return of an initial $10,000 investment made at the Fund's inception (December 30, 1999). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

  Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  THE GRAPH AND TABLE ON PAGE 6 DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +1.94%            +1.94%
  Life of
    Class(+)          +0.22             +0.11
  -------------------------------------------------
  (+) Inception date: December 30, 1999
  -------------------------------------------------

[PERFORMANCE CHART]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                              OPPORTUNITY TRUST PRIMARY CLASS           COMPOSITE INDEX(A)
                                                              -------------------------------      ---------------------------
12/30/99                                                                   10000                              10000
3/31/00                                                                    10670                              10229
6/30/00                                                                    10380                               9958
9/30/00                                                                    10980                               9861
12/31/00                                                                    9832                               9090
3/31/01                                                                    10382                               8012
6/30/01                                                                    11574                               8401
9/30/01                                                                     8161                               7235
12/31/01                                                                   10022                               8010

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning December 31, 1999.

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the year ended December 31, 2001(B)
---------------------------------------------------------
   1.    Hollywood Entertainment
          Corporation                         +1,244.9%
   2.    Cott Corporation                       +108.5%
   3.    TALK America Holdings, Inc., Cv.,
          4.5%, due 9/15/02                      +57.1%
   4.    Pentair, Inc.                           +50.9%
   5.    Amazon.com, Inc., Cv., 4.75%, due
          2/1/09                                 +33.1%

 Weak performers for the year ended December 31, 2001(B)
---------------------------------------------------------
   1.    TALK America Holdings, Inc.             -71.5%
   2.    Gateway, Inc.                           -55.3%
   3.    Acxiom Corporation                      -55.1%
   4.    Amazon.com, Inc.                        -30.5%
   5.    Unisys Corporation                      -14.3%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B)  Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001
----------------------------------------------
AmeriCredit Corp.
Broadwing Inc.
Davis Partners Fund I, LLP
Osprey Trust Osprey I Inc., 7.797%, due
 1/15/03
Providian Financial Corporation, Cv., 0%,
 due 2/15/21

 Securities sold during the 4th quarter 2001
----------------------------------------------
Dell Computer Corporation
E*Trade Group, Inc.
Knight Trading Group, Inc.
Nextel Communications, Inc.
The FINOVA Group Inc.
Tricon Global Restaurants, Inc.

Statement of Net Assets

December 31, 2001
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 84.0%

Capital Goods -- 6.8%
 Manufacturing (Diversified) -- 3.4%
 Pentair, Inc.                                                                    1,600         $   58,416
                                                                                                ----------
 Waste Management -- 3.4%
 Republic Services, Inc.                                                          3,000             59,910(A)
                                                                                                ----------
Communications Services -- 8.7%
 Telecommunications (Long Distance) -- 5.9%
 Level 3 Communications, Inc.                                                    20,000            100,000(A,B)
 TALK America Holdings, Inc.                                                      5,574              2,285(A,B)
                                                                                                ----------
                                                                                                   102,285
                                                                                                ----------
 Telephone -- 2.8%
 Broadwing Inc.                                                                   5,200             49,400(A)
                                                                                                ----------
Consumer Cyclicals -- 16.6%
 Gaming, Lottery and Pari-Mutuel Companies -- 3.1%
 Mandalay Resort Group                                                            2,000             42,800(A)
 Pinnacle Entertainment, Inc.                                                     1,800             10,854(A,B)
                                                                                                ----------
                                                                                                    53,654
                                                                                                ----------
 Retail (Home Shopping) -- 3.8%
 Amazon.com, Inc.                                                                 6,200             67,084(A)
                                                                                                ----------
 Retail (Specialty - Apparel) -- 3.8%
 Abercrombie & Fitch Co.                                                          2,500             66,325(A)
                                                                                                ----------
 Services (Advertising/Marketing) -- 3.2%
 Acxiom Corporation                                                               3,200             55,904(A)
                                                                                                ----------
 Services (Commercial and Consumer) -- 2.7%
 Viad Corp                                                                        2,000             47,360
                                                                                                ----------
Consumer Staples -- 6.3%
 Beverages (Non-Alcoholic) -- 3.9%
 Cott Corporation                                                                 4,354             69,232(A,B)
                                                                                                ----------

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Entertainment -- 2.4%
 AOL Time Warner Inc.                                                               445         $   14,284(A)
 Hollywood Entertainment Corporation                                              1,901             27,160
                                                                                                ----------
                                                                                                    41,444
                                                                                                ----------
Energy -- 2.2%
 Oil and Gas (Exploration and Production) -- 2.2%
 Devon Energy Corporation                                                         1,000             38,650
                                                                                                ----------
Financials -- 15.6%
 Consumer Finance -- 7.1%
 AmeriCredit Corp.                                                                2,800             88,340(A)
 Providian Financial Corporation                                                 10,000             35,500
                                                                                                ----------
                                                                                                   123,840
                                                                                                ----------
 Insurance (Life/Health) -- 6.7%
 Conseco, Inc.                                                                   12,500             55,750(A)
 UnumProvident Corporation                                                        2,300             60,973
                                                                                                ----------
                                                                                                   116,723
                                                                                                ----------
 Savings and Loan Companies -- 1.8%
 Washington Mutual, Inc.                                                          1,000             32,700
                                                                                                ----------
Health Care -- 5.4%
 Health Care (Managed Care) -- 3.4%
 Oxford Health Plans, Inc.                                                        2,000             60,280(A)
                                                                                                ----------
 Health Care (Specialized Services) -- 2.0%
 Omnicare, Inc.                                                                   1,400             34,832
                                                                                                ----------
Limited Partnership Units -- 0.9%
 Davis Partners Fund I, LLP                                                      15,000             15,130(D)
                                                                                                ----------
Technology -- 21.5%
 Communications Equipment -- 2.4%
 Research In Motion Limited                                                       1,800             42,696(A)
                                                                                                ----------
 Computers (Hardware) -- 3.7%
 Gateway, Inc.                                                                    8,000             64,320(A)
                                                                                                ----------

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Technology -- Continued
 Computers (Networking) -- 6.9%
 Enterasys Networks, Inc.                                                         7,000         $   61,950(A)
 Riverstone Networks, Inc.                                                        3,500             58,100(A)
                                                                                                ----------
                                                                                                   120,050
                                                                                                ----------
 Computers (Software/Services) -- 8.5%
 eSpeed, Inc.                                                                     2,500             20,700(A)
 KPMG Consulting Inc.                                                             1,900             31,483(A)
 Symantec Corporation                                                               700             46,431(A)
 Unisys Corporation                                                               4,000             50,160(A)
                                                                                                ----------
                                                                                                   148,774
                                                                                                ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,406,500)                          1,469,009
----------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 12.3%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                     $   20,000              9,885(C)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                        126,500             62,525
Exodus Communications, Inc., 10.75%, due 12/15/09                                10,000              1,850(E,F)
Exodus Communications, Inc., 11.625%, due 7/15/10                               244,000             45,140(E,F)
Level 3 Communications, Inc., 9.125%, due 5/1/08                                136,850             68,425(B)
Osprey Trust Osprey I Inc., 7.797%, due 1/15/03                                  95,000             18,050(C,E)
Providian Financial Corporation, Cv., 0%, due 2/15/21                            17,000              2,890
TALK America Holdings, Inc., Cv., 4.5%, due 9/15/02                              27,008              5,942(B)
                                                                                                ----------
Total Corporate and Other Bonds (Identified Cost -- $316,404)                                      214,707
----------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.2%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $28,266 on 1/2/02 (Collateral:
 $28,795 Fannie Mae mortgage-backed securities, 6.5% due 5/1/30, value
 $28,969)                                                                        28,263             28,263

State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $28,266 on 1/2/02 (Collateral:
 $28,355 Freddie Mac notes, 4.1%, due 9/12/03, value $28,833)                    28,263             28,263
                                                                                                ----------
Total Repurchase Agreements (Identified Cost -- $56,526)                                            56,526
----------------------------------------------------------------------------------------------------------
Total Investments -- 99.5% (Identified Cost -- $1,779,430)                                       1,740,242
Other Assets Less Liabilities -- 0.5%                                                                8,036
                                                                                                ----------

NET ASSETS -- 100.0%                                                                            $1,748,278
                                                                                                ==========


----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 175,279 Primary Class shares outstanding                                                       $1,825,245
   3,168 Institutional Class shares outstanding                                                     33,746
Accumulated net investment income/(loss)                                                             3,158
Accumulated net realized gain/(loss) on investments                                                (74,683)
Unrealized appreciation/(depreciation) of investments                                              (39,188)
                                                                                                ----------

NET ASSETS                                                                                      $1,748,278
                                                                                                ==========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                                       $9.80
                                                                                                ==========
 INSTITUTIONAL CLASS                                                                                 $9.78
                                                                                                ==========
----------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2001, the total market value of Affiliated Companies was $256,738 and the identified cost was $223,428.

(C) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.6% of net assets.

(D) Investment is a limited partnership organized under the laws of the State of Delaware. The Fund invested $15,000 in the partnership during November 2001. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(E) Bond is in default.

(F) In bankruptcy proceedings.

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2001
(Amounts in Thousands)

Legg Mason Opportunity Trust

----------------------------------------------------------------------------
Investment Income:

Dividends(A)                                         $  5,705
Interest                                               29,929
                                                     --------
      Total income                                                  $ 35,634
                                                                    --------

Expenses:

Management fee                                         11,690
Distribution and service fees                          14,994(B)
Audit and legal fees                                       67
Custodian fee                                             248
Directors' fees                                            22
Registration fees                                         235
Reports to shareholders                                   206
Transfer agent and shareholder servicing expense          911(B)
Other expenses                                            137
                                                     --------
      Total expenses                                                  28,510
                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                           7,124
                                                                    --------

Net Realized and Unrealized Gain/(Loss):

Realized gain/(loss) on:
  Investments                                         (63,138)(C)
  Securities sold short                                 8,739

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations        17,435
                                                     --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND SECURITIES SOLD SHORT                                          (36,964)
----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(29,840)
----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $68.

(B) See Note 1 to financial statements.

(C) Includes $2,685 of realized gain on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                        For the Years Ended
                                                           December 31,
                                                    ---------------------------
                                                        2001           2000
-------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                         $    7,124     $    4,540

Net realized gain/(loss) on investments and
  foreign currency transactions                         (54,399)        (5,789)

Change in unrealized appreciation/(depreciation)
  of investments and foreign currency
  translations                                           17,435        (54,476)
-------------------------------------------------------------------------------
Change in net assets resulting from operations          (29,840)       (55,725)

Distributions to shareholders from:
  Net investment income:
      Primary Class                                      (6,242)        (4,101)
      Institutional Class                                  (384)          (145)
  Net realized gain on investments:
      Primary Class                                          --        (14,345)
      Institutional Class                                    --           (175)
Change in net assets from Fund share
  transactions:
      Primary Class                                     636,485      1,042,905
      Institutional Class                                19,817         13,935
-------------------------------------------------------------------------------
Change in net assets                                    619,836        982,349

Net Assets:

Beginning of year                                     1,128,442        146,093
-------------------------------------------------------------------------------
End of year                                          $1,748,278     $1,128,442
-------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $    3,158     $      987
-------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Opportunity Trust

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                  Investment Operations
                                         ----------------------------------------
                             Net Asset      Net        Net Realized
                              Value,     Investment   and Unrealized   Total From
                             Beginning    Income/     Gain/(Loss) on   Investment
                              of Year      (Loss)      Investments     Operations
---------------------------------------------------------------------------------
Years Ended Dec. 31,
     2001                     $ 9.65        $.04(A)       $ .15(A)       $ .19
     2000                      10.00         .04           (.21)          (.17)
     1999(B)                   10.00          --             --             --
---------------------------------------------------------------------------------

(A) The effect of the adoption of the provisions of the AICPA Audit and Accounting Guide (see Note 1) for the year ended December 31, 2001, was an increase in net investment income per share of $0.07, a decrease in net realized and unrealized gain/(loss) per share of $0.07, and an increase in the ratio of net investment income/(loss) to average net assets from (0.38)% to 0.45%. Per share data for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

(B) For the period December 30, 1999 (commencement of operations) to December 31, 1999.

(C) Net of fees waived pursuant to an expense limitation of 1.99% of average daily net assets through April 30, 2002. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1999, would have been 2.39%.

(D) Annualized.

N.M. -- Not meaningful.

See notes to financial statements.

               Distributions
--------------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions     Year
--------------------------------------------------------
      $(.04)        $  --          $(.04)       $ 9.80
       (.04)         (.14)          (.18)         9.65
         --            --             --         10.00
--------------------------------------------------------

                                  Ratios/Supplemental Data
---------------------------------------------------------------------------------------
                                   Net Investment
                   Expenses        Income/(Loss)        Portfolio         Net Assets,
     Total        to Average         to Average         Turnover          End of Year
     Return       Net Assets         Net Assets           Rate          (in thousands)
---------------------------------------------------------------------------------------
      1.94%          1.89%              .45%(A)           59.6%           $1,717,283
     (1.68)%         1.98%              .63%              25.9%            1,115,626
      N.M.           1.99%(C,D)        N.M.                 --               146,093
---------------------------------------------------------------------------------------

Notes to Financial Statements

Legg Mason Opportunity Trust
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund had no substantive operations prior to December 30, 1999, other than those matters related to its organization and initial registration.

  The Fund consists of two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2001, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $900; Institutional Class, $11.

Security Valuation

  Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Bonds with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase of $2,146 in cost of securities and a corresponding decrease of $2,146 in net unrealized appreciation/(depreciation), based on securities held by the Fund on January 1, 2001.

  The effect of this change for the year ended December 31, 2001, was to increase net investment income by $12,642; decrease net unrealized appreciation/(depreciation) by $12,424; and decrease net realized gains/(losses) by $218.

  The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting.

--------------------------------------------------------------------------------

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 2001, receivables for securities sold and payables for securities purchased were as follows:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
     $326                       $ --

  For the year ended December 31, 2001, investment transactions (excluding short-term investments) were as follows:

Purchases          Proceeds From Sales
--------------------------------------
$1,537,411              $854,496

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At December 31, 2001, the Fund had no short positions.

Illiquid and Restricted Securities

  The Fund may invest in illiquid and restricted securities. Securities are deemed "illiquid" if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

--------------------------------------------------------------------------------

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended December 31, 2001 and 2000, were characterized as follows for tax purposes:

                                 For the Years Ended
                                     December 31,
                                ----------------------
                                 2001           2000
------------------------------------------------------
Ordinary income                 $6,626         $18,766
                                ------         -------
Total distributions             $6,626         $18,766
                                ======         =======

  The tax basis components of net assets at December 31, 2001, were as follows:

Unrealized appreciation                                    $  327,717
Unrealized depreciation                                      (390,560)
                                                           ----------
Net unrealized appreciation/(depreciation)                    (62,843)
Capital loss carryforwards                                    (47,870)
Paid-in capital                                             1,858,991
                                                           ----------
Net assets                                                 $1,748,278
                                                           ==========

  Pursuant to federal income tax regulations applicable to investment companies, the Fund elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital losses in the amount of $25,439 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at December 31, 2001, were $47,870, which expire in 2009.

--------------------------------------------------------------------------------

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income         $(474)
Accumulated realized gain/(loss)                6
Paid-in capital                               468

  At December 31, 2001, the cost of investments for federal income tax purposes was $1,803,085.

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM, LLC ("LMM"). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund's average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                      Year Ended             At
                                                                                   December 31, 2001  December 31, 2001
                                                                      Expense      -----------------  -----------------
                       Management        Asset        Expense       Limitation        Management         Management
                          Fee         Breakpoint     Limitation   Expiration Date     Fees Waived       Fees Payable
-----------------------------------------------------------------------------------------------------------------------
Primary Class            1.00%      $0-$100 million    1.99%      April 30, 2002         $ --              $1,100
                         0.75%       in excess of
                                     $100 million

Institutional Class      1.00%      $0-$100 million    0.99%      April 30, 2002          --                   20
                         0.75%       in excess of
                                     $100 million


  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to

--------------------------------------------------------------------------------

$100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the year ended December 31, 2001, LMFM received $813.

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                       At December 31, 2001
                                     ------------------------
Distribution         Service         Distribution and Service
    Fee                Fee                 Fees Payable
-------------------------------------------------------------
   0.75%              0.25%                   $1,439

  The Fund paid $20 in brokerage commissions to Legg Mason for the year ended December 31, 2001.

  LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $306 for the year ended December 31, 2001.

  LMM, LMFM, LMFA and LM Fund Services, Inc. are corporate affiliates of Legg Mason, Inc.

--------------------------------------------------------------------------------

5. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period in securities of companies which are or were affiliated are as follows:

                                                                                         Market
                                Cost at    Purchase     Sales     Dividend   Cost at    Value at
                                12/31/00     Cost       Cost       Income    12/31/01   12/31/01
------------------------------------------------------------------------------------------------
TALK America Holdings, Inc.     $ 34,584   $     --   $  (3,398)    $ --     $ 31,186   $  8,227
Ames Department Stores, Inc.      37,517         --     (37,517)      --           --         --
Hollywood Entertainment
  Corporation                     12,552         --      (7,191)      --           --         --(A)
Level 3 Communications, Inc.          --    166,006     (16,684)      --      149,322    168,425
Pinnacle Entertainment, Inc.          --     18,563          --       --       18,563     10,854
Cott Corporation                  33,563         --      (9,206)      --       24,357     69,232
The FINOVA Group Inc.             40,460         --     (40,460)      --           --         --
                                --------   --------   ---------     ----     --------   --------
                                $158,676   $184,569   $(114,456)    $ --     $223,428   $256,738
                                ========   ========   =========     ====     ========   ========

6. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2001, the Fund had no borrowings under the Credit Agreement.

---------------

(A) Due to the sale of shares, Hollywood Entertainment Corporation is no longer an affiliated company. As of December 31, 2001, the Fund held 4.11% of the total outstanding shares.

--------------------------------------------------------------------------------

7. Fund Share Transactions:

  At December 31, 2001, there were 300,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                           Reinvestment
                                        Sold             of Distributions
                                --------------------   --------------------
                                Shares      Amount     Shares      Amount
---------------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2001       87,388   $  909,024       651   $    6,164
  Year Ended Dec. 31, 2000      112,195    1,157,980     1,890       18,070
-- Institutional Class
  Year Ended Dec. 31, 2001        4,026   $   42,117        40   $      384
  Period Ended Dec. 31,
     2000(B)                      1,323       13,894        34          320
---------------------------------------------------------------------------

                                    Repurchased             Net Change
                                --------------------   --------------------
                                Shares      Amount     Shares      Amount
---------------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2001      (28,357)  $ (278,703)   59,682   $  636,485
  Year Ended Dec. 31, 2000      (13,098)    (133,145)  100,987    1,042,905
-- Institutional Class
  Year Ended Dec. 31, 2001       (2,229)  $  (22,684)    1,837   $   19,817
  Period Ended Dec. 31,
     2000(B)                        (26)        (279)    1,331       13,935
---------------------------------------------------------------------------

---------------
(B) June 26, 2000 (commencement of operations of this class) to December 31,
    2000.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc. -- Legg Mason Opportunity Trust

  We have audited the accompanying statement of net assets of Legg Mason Opportunity Trust (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Primary Class) for each of the two years in the period then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights (Primary Class) for each of the two years in the period then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                  [Ernst & Young LLP]

Philadelphia, Pennsylvania
February 4, 2002

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

---------------------------------------------------------------------------------------------------------------
                                         TERM OF
                                         OFFICE
                                           AND
                          POSITION(S)    LENGTH     NUMBER OF LEGG        OTHER
                           HELD WITH     OF TIME      MASON FUNDS     DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE               FUNDS      SERVED(A)      OVERSEEN           HELD       DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Curley, John F.,  Jr.(B)  Chairman     Since      Chairman and       None           Director and/or officer of
 Age 62                    and          1999       Director/Trustee                  various other Legg Mason
                           Director                of all Legg Mason                 affiliates. Retired Vice
                                                   funds (consisting                 Chairman and Director of
                                                   of 23                             Legg Mason, Inc. and Legg
                                                   portfolios).                      Mason Wood Walker,
                                                                                     Incorporated. Formerly:
                                                                                     Director of Legg Mason
                                                                                     Fund Adviser, Inc. and
                                                                                     Western Asset Management
                                                                                     Company (each a registered
                                                                                     investment adviser).
---------------------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)       President    Since      Director of Legg   Director of    Executive Vice President
 Age 47                    and          2001       Mason Value        the Royce      of Legg Mason, Inc.
                           Director                Trust, Inc., Legg  Family of      Director and/or officer of
                                                   Mason Special      Funds          various other Legg Mason
                                                   Investment Trust,  (consisting    affiliates. Formerly:
                                                   Inc., Legg Mason   of 17          Division President and
                                                   Investment Trust,  portfolios).   Senior Officer of
                                                   Inc. and Legg                     Prudential Financial
                                                   Mason Charles                     Group, Inc. and related
                                                   Street Trust,                     companies, including fund
                                                   Inc.; President                   boards and consulting
                                                   of all Legg Mason                 services to subsidiary
                                                   funds (consisting                 companies from 1991 to
                                                   of 23                             2000; Partner, Greenwich
                                                   portfolios).                      Associates; Vice
                                                                                     President, T. Rowe Price
                                                                                     Group, Inc.
---------------------------------------------------------------------------------------------------------------
 Diaz, Nelson A.           Director     Since      Director/Trustee   None           City Solicitor for the
 Age 54                                 2000       of all Legg Mason                 City of Philadelphia.
                                                   funds except Legg                 Trustee of Temple
                                                   Mason Income                      University and
                                                   Trust, Inc. and                   Philadelphia Museum of
                                                   Legg Mason Tax                    Art. Board member of U.S.
                                                   Exempt Trust,                     Hispanic Leadership
                                                   Inc. (consisting                  Institute and National
                                                   of 18                             Association for Hispanic
                                                   portfolios).                      Elderly. Formerly:
                                                                                     Partner, Blank Rome LLP,
                                                                                     Counselors at Law (1997-
                                                                                     2002); General Counsel,
                                                                                     United States Department
                                                                                     of Housing and Urban
                                                                                     Development (1993-1997).
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE
                                            AND
                           POSITION(S)    LENGTH     NUMBER OF LEGG        OTHER
                            HELD WITH     OF TIME      MASON FUNDS     DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE                FUNDS      SERVED(A)      OVERSEEN           HELD       DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
 Gilmore, Richard G.        Director     Since      Director/Trustee   Director of    Trustee of Pacor
 Age 74                                  1999       of all Legg Mason  CSS            Settlement Trust, Inc.
                                                    funds (consisting  Industries,    Formerly: Senior Vice
                                                    of 23              Inc.           President, Chief Financial
                                                    portfolios).       (diversified   Officer and Director of
                                                                       holding        PECO Energy Co., Inc. (now
                                                                       company that   Exelon Corporation);
                                                                       makes          Director of Finance for
                                                                       seasonal       the City of Philadelphia;
                                                                       decorative     Executive Vice President
                                                                       products).     and Treasurer, Girard Bank
                                                                                      and Vice President of its
                                                                                      parent holding company,
                                                                                      the Girard Company.
----------------------------------------------------------------------------------------------------------------
 Lehman, Arnold L.          Director     Since      Director/Trustee   None           Director of The Brooklyn
 Age 57                                  1999       of all Legg Mason                 Museum of Art. Formerly:
                                                    funds (consisting                 Director of The Baltimore
                                                    of 23                             Museum of Art.
                                                    portfolios).
----------------------------------------------------------------------------------------------------------------
 McGovern, Jill E.          Director     Since      Director/Trustee   None           Chief Executive Officer of
 Age 57                                  1999       of all Legg Mason                 The Marrow Foundation
                                                    funds (consisting                 since 1993. Formerly:
                                                    of 23                             Executive Director of the
                                                    portfolios).                      Baltimore International
                                                                                      Festival (1991 - 1993);
                                                                                      Senior Assistant to the
                                                                                      President of The Johns
                                                                                      Hopkins University
                                                                                      (1986-1990).
----------------------------------------------------------------------------------------------------------------
 Murphy, Jennifer W.(D)     Director     Since      Director of Legg   None           Senior Vice President,
 Age 37                                  1999       Mason Investment                  COO, CFO and Director of
                                                    Trust, Inc.                       Legg Mason Funds
                                                                                      Management, Inc. Chief
                                                                                      Operations Officer of LMM
                                                                                      LLC. Formerly: strategy
                                                                                      consultant with Corporate
                                                                                      Decisions, Inc.
                                                                                      (1992-1995).
----------------------------------------------------------------------------------------------------------------
 O'Brien, G. Peter          Director     Since      Director/Trustee   Director of    Trustee of Colgate
 Age 56                                  1999       of all Legg Mason  the Royce      University. President of
                                                    funds except Legg  Family of      Hill House, Inc.
                                                    Mason Income       Funds          (residential home care).
                                                    Trust, Inc. and    (consisting    Formerly: Managing
                                                    Legg Mason Tax     of 17          Director, Equity Capital
                                                    Exempt Trust,      portfolios);   Markets Group of Merrill
                                                    Inc. (consisting   Renaissance    Lynch & Co. (1971- 1999).
                                                    of 18              Capital
                                                    portfolios).       Greenwich
                                                                       Funds; and
                                                                       Pinnacle
                                                                       Holdings,
                                                                       Inc.
                                                                       (wireless
                                                                       communi-
                                                                       cations).
----------------------------------------------------------------------------------------------------------------
 Rodgers, T.A.              Director     Since      Director/Trustee   None           Principal, T.A. Rodgers &
 Age 67                                  1999       of all Legg Mason                 Associates (management
                                                    funds (consisting                 consulting). Formerly:
                                                    of 23                             Director and Vice
                                                    portfolios).                      President of Corporate
                                                                                      Development, Polk Audio,
                                                                                      Inc. (manufacturer of
                                                                                      audio components).
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH     NUMBER OF LEGG        OTHER
                          HELD WITH     OF TIME      MASON FUNDS     DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE              FUNDS      SERVED(A)      OVERSEEN           HELD       DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
 Duffy, Marc R.(E)        Vice         Since      Vice President     None           Associate General Counsel
 Age 44                   President    2000       and Secretary of                  of Legg Mason Wood Walker,
                          and                     all Legg Mason                    Incorporated. Formerly:
                          Secretary               funds (consisting                 Senior Associate,
                                                  of 23                             Kirkpatrick & Lockhart LLP
                                                  portfolios).                      (1996-1999); Senior
                                                                                    Counsel, Securities and
                                                                                    Exchange Commission,
                                                                                    Division of Investment
                                                                                    Management (1989-1995).
--------------------------------------------------------------------------------------------------------------
 Karpinski, Marie K.(E)   Vice         Since      Vice President     None           Vice President and
 Age 53                   President    1999       and Treasurer of                  Treasurer of Legg Mason
                          and                     all Legg Mason                    Fund Adviser, Inc. and
                          Treasurer               funds (consisting                 Western Asset Funds, Inc.,
                                                  of 23                             Treasurer of Pacific
                                                  portfolios).                      American Income Shares,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Ms. Murphy is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Funds Management, Inc., an investment adviser to the Corporation.

(E) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

26
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Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Manager
                        LMM, LLC
                        Baltimore, MD

                      Investment Adviser
                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                      Board of Directors
                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Nelson A. Diaz
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Dr. Jill E. McGovern
                        Jennifer W. Murphy
                        G. Peter O'Brien
                        T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                        Boston Financial Data Services
                        Boston, MA

                      Custodian
                        State Street Bank & Trust Company
                        Boston, MA

                      Counsel
                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                      Independent Auditors
                        Ernst & Young LLP
                        Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC

                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-088
2/02